Exhibit 10.13

[CATOCA]

Catoca Mining Company Limited

Catoca Mining Company Limited

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Contrato SMC –

LTD

CONTRACT FOR A STUDY OF WATER INTAKE FROM CHICAPA RIVER FOR THE MINE AND THE NEW VILLAGE

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

CONTENTS

ARTICLES:

21.

CONTRACT OBJECTIVE

22.

TERM OF THE CONTRACT

23.

WARRANTIES

24.

OBLIGATION OF THE CONTRACTOR

25.

OBLIGATION OF THE CUSTOMER

26.

PRICE AND TOAL VALUE OF THE CONTRACT

27.

TERMS OF PAYMENT

28.

TERMS AND TIME OF DELIVERY

29.

DURATION OF WORK

30.

PENALTIES

31.

CONFIDENTIALITY

32.

INSURANCE

33.

RESCISSION

14.

DISSSOLUTION

15.

TERMINATION

16.

FORCE MAJEURE

17.

ARBITRATION

18.

CONTRACT LANGUAGE

19.

ENTRY INTO FORCE

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

CONTRACT FOR A STUDY OF WATER INTAKE FROM CHICAPA RIVER FOR THE MINE AND THE NEW VILLAGE __________________________________________

SMC – (              )

SOCIEDADE MINEIRA DE CATOCA LDA., Taxpayer No 5410002628, with corporate headquarters at Talatona S/N, Sector Talatona, Luanda Sul, Luanda – Angola, herein represented by its General Director JOSÉ MANUEL AUGUSTO GANGA JÚNIOR and by its Finance Director DAVID MISHAL, hereinafter referred to as the CUSTOMER, and MILLENNIUM GROUP WORLDWIDE, INC., Registered no. USA TIN 82-0540176, with corporate headquarters at   2825 N. 10th St., Saint Augustine, Florida, United States of America, herein represented by its President Julius V. Jackson Sr., hereinafter referred to as the CONTRACTOR,

Approve and conclude the present contract for a study to determine:

a)

WHETHER OR NOT IT WILL BE NECESSARY TO INCREASE WATER INTAKE FROM CHICAPA RIVER FOR THE MINE,  and

b)

WATER SUPPLY OF VILA SAGRADA ESPERANÇA FROM CHICAPA RIVER;

 Which will include the following Articles:

1.10

The objectives of the present CONTRACT are  to conduct a study:

(a)

that would help determine whether or not it will be necessary to increase water intake from Chicapa river for technological purposes in the next few years;

(b)

for water supply to the new village, Vila Sagrada Esperaça from Chicapa river.

1.11

The scope of the CONTRACT includes supply of an Engineer and a team of technicians that would undertake the study to address the objectives in 1.1;

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

1.12

Supply of services referred to in the previous paragraph will comply with standards of   quality set forth by the CUSTOMER.

The CONTRACT is valid for a period of 3 (three ) months from the time that Catoca and MGW signs this contract,  which can be extended for an equal period of time if none of the Parties renounces it by a simple written notice at least 30 days prior to the expiry date.

3.1

The CONTRACTOR will replace at his cost materials or services which might prove to be defective;

3.2

Should the CONTRACTOR  fail to make the necessary repair,  the CUSTOMER will take the necessary steps at his discretion, in which case all costs related to this replacement or repair will be born by the CONTRACTOR, provided that the solution found was most optimal from the economical point of view.

4.1

Appoint a representative plenipotentiary to take decisions on behalf of the CONTRACTOR  for all the questions related with the carrying out of the present CONTRACT;

4.2

Assume responsibility for the payment of salaries, daily allowances and overtime of the team, including health and life insurance, and insurance against accidents or any other costs that may be due under applicable laws of the country of origin and of the Republic of Angola.

4.3

Use all work force, tools and equipment that might be necessary for providing service in such volume and qualification, including transportation of materials from Luanda to Catoca.  Which ensures full compliance with the terms, quality requirements and guarantees established in this CONTRACT;

4.4

Assume responsibility for travel, transfer and accommodation expenses of its personnel outside Angola, as well as expenses related to the trip to/Luanda/ and from Luanda and all fees necessary for obtaining entry and exit visas at the country of origin.

4.5

Pay costs for private communication and personal use materials

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

that the CUSTOMER may supply to the CONTRACTOR or to its employees.  These expenses shall be deducted in monthly installments according to the cost referring to the period of payment incurred;

4.6

Assume responsibility for any damage caused to the CUSTOMER  or third parties through the fault, incompetence or negligence of its personnel, even though while providing services included in the scope of this CONTRACT;

4.7

Comply with legislation and current internal norms and regulations of mining area, substituting any of its employees whose attitude might be considered inconvenient;

4.8

CONTRACTOR shall pay all costs incurred on the evacuation of its employees for health treatment abroad, as well as all medical treatment and conveyance costs;

4.9

Treat as confidential all documents and information of the CUSTOMER of which it might have knowledge unless indicated otherwise by the other Party;

5.1

Appoint a representative with control and management authority who will have a right to decide in the name of the CUSTOMER all questions related to the execution of the CONTRACT;

5.2

Pay in time all obligations under the present CONTRACT;

5.3

The CUSTOMER will provide seats on its chartered flights Luanda/Catoca/Luanda for the CONTRACTOR ‘s technicians;

5.7

Provide accommodation, meals and transport at Catoca to the CONTRACTOR’s team working on this project, within the scope of the CONTRACT’s objectives;

5.8

Make available transportation, access and movement of technicians and  other personnel of the CONTRACTOR in the mining area during their stay at Catoca, as well as transportation of equipment;

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

The CUSTOMER will pay to the CONTRACTOR  a fee of USD___________ (______________________________________________) for the services.

7.1

The CUSTOMER will pay to the CONTRACTOR the price agree in the present CONTRACT  as follows:

7.1.1     US$  ______ within 14 (fourteen days) upon signing of the contract;

7.1.2    US$_______ upon presentation of the draft report;

7.1.3    US$_______ upon presentation of the final report.

7.2

Confirmation of bank transfer in the CONTRACTOR’s account which will be additionally specified, will serve as a proof of redemption of respective liabilities;

7.3

    All expenses related to bank transfer will be carried by the CUSTOMER.

8.1

The CONTRACTOR undertakes to deliver  a draft report within 2 (two) months;

8.2

The CONTRACTOR undertakes to deliver the  final report not later than the 3rd month from the day the contract is signed.

8.3

The information contained in the report shall include the following:

a)

Definition of the current and future water needs

b)

The most economical method to perform this project

c)

Estimated cost for engineering, materials and construction of this project

d)

Time line to complete this project

e)

Information regarding the environmental impact on the river

f)

Storage and treatment of portable water.

__________________________________________________________________________________________7

Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

The work subject to this CONTRACT will have duration of  3 (three)  months and will commence at least 14 days after signing of the contract.  Before the work begins, the Parties will additionally determine a timetable for the whole period.

10.1

Should the CONTRACTOR fail to comply with the date of supplying the equipment as specified in the CONTRACT, it will pay the CUSTOMER a penalty of 0.2% (two tenth of a percent) of the corresponding debit balance for every week of delay;  the value of penalty  be limited by 7.5% (seven and a half percent) of the total contract value.

10.2

Should the CUSTOMER fail to comply with the time and terms of payment specified in Article 7 of the CONTRACT, he will pay to the CONTRACTOR a penalty of 0.2% (two tenth of a percent) per week of the overdue amount under condition that the CONTRACTOR would have fulfilled his obligations under the present CONTRACT; the value of penalty be limited by 7.56 9seven and half percent) of the total CONTRACT value;

10.3

Should any of the parties, without a fair cause, cancel the CONTRACT or fail to fulfill its obligations, except occurrence of Force Majeure, it will indemnify the other Party the cost of resulting damage.

11.1

All information deemed confidential shall be identified and treated as such and may not be used for any other purpose other than that resulting from the contractual obligations;

11.2

The Parties are hereby obliged by the rules of confidentiality over this CONTRACT  for a period of 10 (ten) years pursuant to issuance of Terms of Acceptance , object of this CONTRACT;

11.3

All information of public knowledge or previously known by the parties and/or legal documentation shall not be considered as confidential;

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

11.4

The CONTRACTOR is prohibited to make statements to third Parties about the nature and course of work related to contracted services, except when requested by the CUSTOMER  or with his approval.

Besides the other obligations contained in the contract, it will be entire responsibility of the CONTRACTOR to obtain insurance for its representatives and personnel as well their actions towards third persons, equipment and materials which make part of the scope of the contract.

33.1

This CONTRACT may be rescinded, unilaterally, irrespective of notice, amendment or judicial ruling under the following conditions:

33.1.1

  Repeated complaints, notifications, multiple warnings issued by the CUSTOMER, due to faulty services  and/or defects specifically related to this CONTRACT.

33.1.2

 Where any of the Parties transfers its contractual position without the prior consent of the other party.   Such consent cannot be denied without just cause.

33.2

A change of circumstances, conditions or legal situation, prevailing at the time of execution of the CONTRACT and recognized by both Parties, if the Parties failed to arrive to agreement as for adjustment to the new situation;

13.3

If any of the parties pretends to withdraw from the CONTRACT, it will have to give the other Party at least a 30 day notice and return everything received from the other Party prior to the rescission date.

The CONTRACT may be dissolved irrespective of protest, judicial or extrajudicial notification or injunction of the defaulting party, besides cases provided for by law, in the following cases:

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

14.1

Where any of the Parties transfers its contractual position without the prior consent of the other Party;

14.2

Where the CONTRACTOR, due to its fault, delays the fulfillment of deadlines agreed upon between the Parties for more than 60 (Sixty) days, without written consent of the other Party;

14.3

Where the CUSTOMER or the CONTRATOR declared bankruptcy or filed for judicial bankruptcy composition;

14.4

Where the CUSTOMER defers in the payment of any installments due to the CONTRACTOR by virtue of this CONTRACT for more than 30 (thirty) days, without the respective written agreement  of the CONTRACTOR;

14.5

Where, for reasons of Force Majeure, promptly communicated to the other Party, the CUSTOMER, and the CONTRACTOR is unable to fulfill their contractual obligations herein.

The simple acts of tolerance of any the Parties, related to default in any of the contractual obligation by the other Party, shall neither in anyway, imply the renovation of this CONTRACT, nor the relinquishment of any of the rights or intentions that the CONTRACT  confers on such a Party.

16.1

Any delay in fulfillment or default in any of the contractual obligations by any of the Parties shall not constitute a violation of this CONTRACT and shall be justified, if and in to the extent that they are caused by a Force Majeure situation;

16.2

“Force Majeure’ shall be understood to be all and any circumstance that us beyond the reasonable control of the part affected by it, including natural occurrences or natural disasters such as floods, earthquakes, lightning and storms, wars, declared or undeclared, sabotage, uprising, acts of public enemies or banditry, civil disturbance, illegal and organized absenteeism of employees from work, leading the stoppage of work, and acts of public authorities,, including legislative restrictions in issuing foreign worker permits which are illicit or outside the scope of their competence;

16.3

The Party that evokes the “Force Majeure” situation shall

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

inform the other Party on such fact, in writing, within the shortest possible time, while simultaneously taking all reasonable measures, within their reach, to remove, prevent the spread or reduce the effects of the “Force Majeure”;

16.4

The default or delay period, together with the period needed to repair any damages during this delay or losses resulting from it, shall be added to the period set forth herein for fulfillment of the said obligation and for fulfillment of any obligation related to it, and, consequently, shall be added to the validity of the CONTRACT;

16.5

The interruption of activities or extension of the duration of the CONTRACT period due to “Force Majeure” situations, may involve the review of the relevant contractual provisions, with a view to re-establishing the conditions that guaranteed the initial balance of the CONTRACT in the technical, economic and financial areas;

16.6

Where, however, such “Force Majeure” or extension of the period of its duration requires the rescission of this CONTRACT, the CUSTOMER and the CONTRACTOR shall agree on the respective terms and conditions.

17.1

All disputes and conflicts arising between the Parties on the validity, interpretation and application of the provisions of this CONTRACT, shall be resolved amicably, by mutual agreement;

17.2

Where there is no agreement, the issue shall be resolved in accordance with the reconciliation and Arbitration of the United Nations Commission on International Trade Law (UNCITRAL);

17.3

The applicable law will be effective law of the Republic of Angola;

17.4

      Portuguese will be used as the language of legal proceedings;

17.5

Arbitration costs shall be borne by whoever and in whatever form as my ne deiced by the arbitration court;

17.6

The decision of the court shall be final and binding on the Parties involved and shall not be subject to appeal or review

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

by any judicial authority.

This CONTRACT is made in Portuguese and English, being both languages equally valid for interpretation of the CONTRACT.

This CONTRACT shall enter into force on the date of its signature by both Parties.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

In witness whereof the Parties set their hands hereto, in 5 (five) copies of equal content, 3 (three) in Portuguese and 2 (two) in English, in the presence of the witnesses below, who for all legal purposes also set their hands hereto.

Lunda Sul, January    , 2008

JOSÉ MANUEL A, GANGA JÚNIOR	DAVID MISHAL
CATOCA MINING COMPANY

JULIUS V. JACKSON SR.
MILLENNIUM GROUP WORLDWIDE, INC

1ST WITNESS	2ND WITNESS
WITNESSES

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

Proposal For:

The Engineering of River Water Extraction and Purification

Millennium Group Worldwide, Inc., (hereinafter referred to as “MGW”)

A corporation with the address of

2895 N. 10th Street, St. Augustine, Florida 32084, USA;

Presented To:

Sociedade Mineira de Catoca,  (hereinafter referred to as "Catoca”);

A corporation with the address of

Sector Talatona – Luanda Sul, Luanda and Saurimo, Lunda Sul, Angola

Purpose:

To present a proposal for Engineering Services to remove water from additional river sources to be used by Catoca Mining Operations:

Scope of Work:

Millennium will send an engineer that specializes in water and wetland engineering to the Catoca Mine located in Saurimo, Angola to gather the following information:

1.

Location of water source

2.

Location of water use

3.

Volume of water needed per day

4.

Potential methods of moving water from source to need

5.

Treatment methods of water before and after use

6.

Potential methods of returning water to source when finished

Within 30 days after the site visit, Millennium will submit to Catoca a report regarding their findings with the following information:

1.

      The most economical method to perform this project

2.

Estimated cost for engineering, materials and construction of this project

3.

Time line to complete this project

4.

Information regarding the environmental impact on the river

Cost of the Above Scope of Work:

$__________

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda ____________________________________________________________________________________________

Endnotes

ARTICLE 1. CONTRACT OBJECTIVE

ARTICLE 2. TERMS OF THE CONTRACT

ARTICLE 3. WARRANTIES

ARTICLE 4. OBLIGATIONS OF THE CONTRACTOR

ARTICLE  5. OBLIGATION OF THE CUSTOMER

ARTICLE  6. PRICE AND TOTAL VALUE OF THE CONTRACT

ARTICLE   7.  TERMS OF PAYMENT

ARTICLE  8. TERMS AND TIME OF DELIVERY

ARTICLE  9. DURATION OF WORK

ARTICLE  10. PENALTIES

ARTICLE  11. CONFIDENTIALITY

ARTICLE   12.  INSURANCE

ARTICLE   13.  RESCISSION

ARTICLE   14.  DISSOLUTION

ARTICLE   15.  TERMINATION

ARTICLE   16.  FORCE MAJEURE

ARTICLE   17.  ARBITRATION

ARTICLE   18.  CONTRACT LANGUAGE

ARTICLE   19.  ENTRY INTO FORCE

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Contrato SMC –

LTD